Exhibit 10.4

LEXAGENE HOLDINGS INC.

OMNIBUS INCENTIVE PLAN

July 25, 2017, as amended July 12, 2018, July 16, 2019,
October 5, 2020 and November 10, 2021

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LEXAGENE HOLDINGS INC.
OMNIBUS INCENTIVE PLAN

LexaGene Holdings Inc. (the “Company”) hereby establishes an omnibus incentive plan for certain qualified Directors, Officers, Employees or Consultants of the Company or any of its Subsidiaries.

Article 1
INTERPRETATION

Section 1.1	Definitions.

In this Plan:

“Affiliate” of any Person means a Person who would be an affiliated entity of such first mentioned Person for purposes of National Instrument 45-106 Prospectus Exemptions as of the date of this Plan;

“Applicable Withholding Tax” has the meaning set forth in Section 3.6;

“Associate” has the meaning set out in the Securities Act;

“Award” means an agreement evidencing the grant of a Restricted Share Unit;

“Award Payment” means the applicable Share issuance or cash payment in respect of a vested Restricted Share Unit pursuant and subject to the terms and conditions of this Plan and the applicable Award;

“Black-Out Period” means the period of time when, pursuant to any policies of the Company or any resolution of the Board, any Shares may not be traded by certain persons as designated by the Company (including a holder of any Restricted Share Unit and/or Option), because they may be in possession of undisclosed material information pertaining to the Company, or when in anticipation of the release of quarterly or annual financials, to avoid potential conflicts associated with a company’s insider-trading policy or applicable securities legislation, (which, for greater certainty, does not include the period during which a cease trade order is in effect to which the Company or in respect of an Insider, that Insider, is subject);

“Board” means the board of directors of the Company or any committee thereof duly empowered or authorized to grant Restricted Share Units and/or Options under this Plan;

“Change of Control” means

(i)	any Merger and Acquisition Transaction in which voting securities of the Company possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities are to be transferred to a Person or Persons (other than any of its Affiliates) different from the Persons holding those securities immediately prior to such transaction and the composition of the Board following such transactions is to be such that such directors prior to the transaction constitute less than fifty percent (50%) of the directors of the Company following the transaction;

(ii)	any Merger or Acquisition Transaction, directly or indirectly, by any Person or related group of Persons (other than the Company or a Person that directly or indirectly controls, is controlled by, or is under a common control with, the Company and other than by any of its Affiliates) involving a change in the beneficial ownership of voting securities of the Company possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities;

(iii)	any acquisition, directly or indirectly, by a Person or related group of Persons of the right to appoint a majority of the Directors of the Company or otherwise directly or indirectly control the management, affairs and business of the Company (other than any of its Affiliates);

(iv)	any Merger or Acquisition Transaction involving the disposition of all or substantially all of the assets of the Company; and

(v)	a complete liquidation or dissolution of the Company;

(vi)	provided, however, that a Change in Control shall not be deemed to have occurred if such Change in Control results solely from the issuance, in connection with a bona fide financing or series of financings by the Company or any of its Affiliates, of voting securities of the Company or any of its Affiliates or any rights to acquire voting securities of the Company or any of its Affiliates which are convertible into voting securities;

“Code” means the U.S. Internal Revenue Code of 1986, as amended;

“Committee” means the Board or, if the Board so determines in accordance with Section 1.5, the Committee of the Board authorized to administer the Plan which includes any compensation committee of the Board;

“Company” means LexaGene Holdings Inc., and includes any successor company thereto;

“Consultant” means, in relation to the Company, an individual or Consultant Company, other than an Employee, Officer or Director, that:

(i)	is engaged to provide on an ongoing bona fide basis, consulting, technical, management or other services to the Company or to an Affiliate of the Company, other than services provided in relation to a distribution of securities;

(ii)	provides the services under a written contract between the Company or the Affiliate and the individual or the Consultant Company;

(iii)	in the reasonable opinion of the Company, spends or will spend a significant amount of time and attention on the affairs and business of the Company or an Affiliate of the Company; and

(iv)	has a relationship with the Company or an Affiliate of the Company that enable the individual to be knowledgeable about the business and affairs of the Company;

“Consultant Company” means for an individual Consultant, a company or partnership of which the individual is an employee, shareholder or partner;

“Director” means a member of the Board or of the board of directors of a Related Entity;

“Discounted Market Price” has the meaning assigned by Policy 1.1 of the TSX Venture Policies;

“Disinterested Shareholder Approval” means approval by a majority of the votes cast by all the Company’s shareholders at a duly constituted shareholders’ meeting, excluding votes attached to Shares beneficially owned by Insiders who are Service Providers or their Associates;

“Employee” means an individual who meets one of the following requirements:

(i)	an individual who is considered an employee under the Income Tax Act Canada (i.e. for whom income tax, employment insurance and CPP deductions must be made at source) or have taxes withheld for the United States Internal Revenue Service (IRS);

(ii)	an individual who works full-time for the Company or a subsidiary thereof providing services normally provided by an employee and who is subject to the same control and direction by the Company over the details and methods of work as an employee of the Company, but for whom income tax deductions are not made at source; or

(iii)	an individual who works for the Company or its subsidiary on a continuing and regular basis for a minimum amount of time per week providing services normally provided by an employee and who is subject to the same control and direction by the Company over the details and methods of work as an employee of the Company, but for whom income tax deductions need not be made at source;

“Exchange Hold Period” has the meaning assigned by Policy 1.1 of the TSX Venture Policies;

“Fair Market Value” (FMV) means:

(i)	as of a particular date, for the purpose of calculating the applicable Vesting Date Value and Award Payout for Restricted Share Units,

(ii)	if the Shares are listed on the TSX Venture, the greater of: (i) the weighted average of the trading price per Share on the TSX Venture for the last five trading days ending on that date; and (ii) the closing price of the Shares on the day before that date,

(iii)	if the Shares are listed on the TSX, the volume weighted average price per Share traded on the TSX over the last five trading days preceding that date;

(iv)	if the Shares are not listed on the TSX or the TSX Venture, the value established by the Board based on the volume weighted average price per Share traded on any other public exchange on which the Shares are listed over the same period; or

(v)	if the Shares are not listed on any public exchange, the value per Share established by the Board based on its determination of the fair value of a Share;

(vi)	for the purpose of calculating the FMV of the Option Exercise Price, the closing sales price on most recent trade date immediately prior to the valuation date provided such trade date is no more than thirty (30) days prior to the valuation date. If there has been no trade date within such thirty (30) day period, the fair market value shall be determined in good faith by the Board;

“Incentive Stock Option” (ISO) means an Option which is intended to qualify as an incentive stock option under Section 422 of the Code;

“Insider” means an individual who meets one of the following requirements:

(i)	a Director or Officer of the Company;

(ii)	a Director or Officer of a company that is an Insider or Related Entity of the Company;

(iii)	a person that beneficially owns or controls, directly or indirectly, Shares carrying more than 10% of the voting rights attached to all outstanding shares of the Company; and

(iv)	the Company itself if it holds any of its own securities;

“Investor Relations Activities” has the meaning assigned by Policy 1.1 of the TSX Venture Policies;

“Management Company Employee” means an individual employed by a Person providing management services to the Company which are required for the ongoing successful operation of the business enterprise of the Company, but excluding a Person engaged in Investor Relations Activities;

“Market Price” has the meaning assigned by Policy 1.1 of the TSX Venture Policies;

“Merger and Acquisition Transaction” means:

(i)	any merger or consolidation;

(ii)	any acquisition;

(iii)	any amalgamation;

(iv)	any offer for Shares which if successful would entitle the offeror to acquire all of the voting securities of the Company; or

(v)	any arrangement or other scheme of reorganization;

“Non-Statutory Stock Option” (NSO) means an Option which does not qualify as an Incentive Stock Option;

“Officer” means an individual who is an officer of the Company or of a Related Entity as an appointee of the Board or the board of directors of the Related Entity, as the case may be;

“Option” means the right to purchase Shares granted hereunder to a Service Provider;

“Option Certificate” means the certificate evidencing the grant of an Option delivered by the Company hereunder to a Service Provider and substantially in the form of Schedule B attached hereto;

“Option Commitment” has such meaning as more particularly described in Section 6.1;

“Option Effective Date” for an Option means the date of grant thereof by the Board;

“Option Exercise Price” means the amount payable per Share on the exercise of an Option, as determined in accordance with the terms hereof;

Option Expiry Date” means the date on which an Option lapses as specified in the Option Commitment thereof or in accordance with the terms of this Plan;

“Optioned Shares” means Shares that may be issued in the future to a Service Provider upon the exercise of an Option;

“Optionee” means the recipient of an Option hereunder;

“Outstanding Shares” means at the relevant time, the number of issued and outstanding Shares of the Company from time to time;

“Participant” means a Service Provider that becomes an Optionee;

“Person” means an individual, body corporate, partnership, joint venture, limited liability company or trust and the heirs, beneficiaries, executors, legal representatives or administrators of an individual;

“Performance Conditions” means conditions defined by the Board that must be met in order for Restricted Share Units to vest.

“Plan” means this LexaGene Holdings Inc. Omnibus Incentive Plan, the terms of which are set out herein or as may be amended from time to time;

“Plan Optioned Shares” means the total number of Shares which may be reserved for issuance as Option Shares under this Plan as provided in Section 4.1;

“Regulatory Approval” means the approval of the TSX Venture and any other securities regulatory authority that has lawful jurisdiction over this Plan and any Restricted Share Units and/or Options issued hereunder;

“Related Entity” means a person that is controlled by the Company. For the purposes of this Plan, a person (first person) is considered to control another person (second person) if the first person, directly or indirectly, has the power to direct the management and policies of the second person by virtue of

(i)	ownership of or direction over voting securities in the second person,

(ii)	a written agreement or indenture,

(iii)	being the general partner or controlling the general partner of the second person, or

(iv)	being a trustee of the second person;

“Restricted Period” means the period of time: (i) during a Black-Out Period; and (ii) within five Business Days following the end of a Black-Out Period;

“Restricted Share Unit” means a right granted under this Plan to receive the Award Payout on the terms contained in this Plan as more particularly described in Section 3.1;

“Restricted Share Unit Expiry Date” means the last day of February of the third calendar year after the Restricted Share Unit Grant Date, or such earlier date as may be established by the Board in respect of an Award at the time of grant of the Award;

“Restricted Share Unit Grant Date” means the date of grant of any Restricted Share Unit;

“Restricted Share Unit Recipient” means a Service Provider who may be granted Restricted Share Units from time to time under this Plan;

“Retirement” means the stage of life where the Recipient voluntarily stops working in the same field as his/her expertise and/or works to a lesser degree than was previously engaged;

“Securities Act” means the Securities Act, R.S.B.C. 1996, c.418, as amended from time to time;

“Service Provider” means a Person who is a bona fide Director, Officer, Employee, Management Company Employee, Consultant or Company Consultant, and also includes a company, 100% of the share capital of which is beneficially owned by one or more Service Providers;

“Shares” means the common shares without par value in the capital of the Company;

“Share Compensation Arrangement” means any Option under this Plan but also includes any other stock option, share option plan, employee stock purchase plan or any other compensation or incentive mechanism involving the issuance or potential issuance of Shares to a Service Provider;

“Shareholder Approval” means approval by a majority of the votes cast by eligible shareholders of the Company at a duly constituted shareholders’ meeting;

“Stock Exchange” means the TSX, the TSXV, or any other stock exchange on which the Shares are then listed for trading, as applicable;

“Take-Over Bid” means a take-over bid as defined in Multilateral Instrument 62-104 (Take-over Bids and Issuer Bids) or the analogous provisions of securities legislation applicable to the Company;

“Termination” means, with respect to a Restricted Share Unit Recipient, that the Recipient has ceased to be a Service Provider, other than as a result of Retirement, and has ceased to fulfill any other role as Employee or Officer of the Company or any Related Entity, including as a result of termination of employment, resignation from employment, removal as an Officer, death or Total Disability;

“Total Disability” means, with respect to a Restricted Share Unit Recipient, that, solely because of disease or injury, within the meaning of the long-term disability plan of the Company, the Restricted Share Unit Recipient is deemed by a qualified physician selected by the Company to be unable to work at any occupation which the Restricted Share Unit Recipient is reasonable qualified to perform;

“Trigger Date” means, with respect to a Restricted Share Unit, the earliest date set by the Board at the time of grant, and if no date is set by the Board, then February 1 of the third calendar year following the Grant Date unless amended in accordance with Section 2.7 that Restricted Share Units may vest provided Performance Conditions have been met;

“TSX” means The Toronto Stock Exchange;

“TSX Venture” means the TSX Venture Exchange;

“TSX Venture Policies” means the rules and policies of the TSX Venture as amended from time to time; and

“Vesting Date Value” means the notional value, as at a particular date, of the Fair Market Value of one Share.

Section 1.2	Other Words and Phrases

Words and phrases used in this Plan but which are not defined in the Plan, but are defined in the TSX Venture Policies, and will have the meaning assigned to them in the TSX Venture Policies.

Section 1.3	Gender

Words importing the masculine gender include the feminine or neuter, words in the singular include the plural, words importing a corporate entity include individuals, and vice versa.

Section 1.4	Administration

The Board will, in its sole and absolute discretion, but taking into account relevant corporate, securities and tax laws,

(a)           interpret and administer this Plan,

(b)           establish, amend and rescind any rules and regulations relating to this Plan; and

(c)           make any other determinations that the Board deems necessary or appropriate for the administration of this Plan.

The Board may correct any defect or any omission or reconcile any inconsistency in this Plan in the manner and to the extent the Board deems, in its sole and absolute discretion, necessary or appropriate. Any decision of the Board in the interpretation and administration of this Plan will be final, conclusive and binding on all parties concerned. All expenses of administration of this Plan will be borne by the Company.

Section 1.5	Delegation to Committee

All of the powers exercisable hereunder by the Board may, to the extent permitted by law and as determined by a resolution of the Board, be delegated to a Committee including, any compensation committee of the Board, without limiting the generality of the foregoing, those referred to under Section 1.4.

Section 1.6	Incorporation of Terms of Plan

Subject to specific variations approved by the Board all terms and conditions set out herein will be incorporated into and form part of each Restricted Share Unit and each Option granted under this Plan.

Section 1.7	Establishment of the Plan

The Plan is hereby established to recognize contributions made by Service Providers and to create an incentive for their continuing assistance to the Company and its Affiliates.

Section 1.8	Effective Date of Plan

Subject to Section 4.3(c), this Plan will be effective from and after July 25, 2017, and will remain effective provided that the Plan, or any amended version thereof, receives Shareholder Approval at each annual general meeting of the holders of Shares of the Company subsequent to September 12, 2017. The Board may, in its discretion, at any time, and from time to time, issue Restricted Share Units and/or Options to Service Providers as it determines appropriate under this Plan. With respect to Restricted Share Units, any such issued Restricted Share Units may not be paid out in Shares in any event until receipt of the necessary Shareholder Approval of the Company and all Regulatory Approval.

Article 2
RESTRICTED SHARE UNIT AWARDS UNDER THIS PLAN

Section 2.1	Shares Reserved

The aggregate number of Shares available for issuance from treasury under this Plan, subject to adjustment pursuant to Section 2.11, will be 8,354,070 Shares (7% of the Outstanding Shares at the time of amendment of this Plan). Any Share which was reserved for issuance pursuant to a Restricted Share Unit, which Restricted Share Unit has been cancelled or terminated in accordance with the terms of the Plan without being paid out as provided for in Article 3 shall be returned to the Plan.

Section 2.2	Limitations on Restricted Share Units to any One Person and to Insiders

Unless Disinterested Shareholder Approval is obtained (or unless permitted otherwise by the rules of the Stock Exchange):

(a)	the maximum number of Shares which may be reserved for issuance to Insiders (as a group) under the Plan, together with any other Share Compensation Arrangement, including the grant of any Plan Optioned Shares, may not exceed 10% of the Outstanding Shares;

(b)	the maximum number of Restricted Share Units that may be granted to Insiders (as a group) under the Plan, together with any other Share Compensation Arrangement, including the grant of any Plan Optioned Shares, within a 12-month period, may not exceed 10% of the Outstanding Shares calculated on the Restricted Share Unit Grant Date;

(c)	subject to Section 2.2(b), the maximum number of Restricted Share Units that may be granted to any one Service Provider under the Plan, together with any other Share Compensation Arrangement, within a 12-month period, may not exceed 5% of the Outstanding Shares calculated on the Restricted Share Unit Grant Date;

(d)	subject to Section 2.2(b), the maximum number of Restricted Share Units that may be granted to a Consultant, together with any other Share Compensation Arrangement within a 12-month period, may not result in a number of Restricted Share Units exceeding 2% of the number of Outstanding Shares at the Restricted Share Unit Grant Date, without the prior consent of the TSX Venture; and

(e)	grants of Restricted Share Units under the Plan to any one Restricted Share Unit Recipient may not exceed 1% of the issued Shares at the Grant Date and may not, in aggregate, exceed 2% of the issued Shares, within a 12-month period unless Disinterested Shareholder Approval is obtained.

Section 2.3	Recipients

Only Service Providers are eligible to participate in this Plan and receive one or more Restricted Share Units. Restricted Share Units that may be granted hereunder to a particular Service Provider in a calendar year will (subject to any applicable terms and conditions) represent a right to a bonus or similar award to be received for services rendered by such Service Provider to the Company or a Related Entity, as the case may be, in the Company’s or the Related Entity’s fiscal year ending in, or coincident with, such calendar year, as determined by the Board in its discretion. It shall be the responsibility of the Company and the Restricted Share Unit Recipient to ensure that such Restricted Share Unit Recipient is a bona fide Service Provider.

Section 2.4	Grant

The Board may, in its discretion, at any time, and from time to time, grant Restricted Share Units to Service Providers as it determines is appropriate, subject to the limitations set out in this Plan. In making such grants the Board may, in its sole discretion but subject to Section 2.6(b)(ii), in addition to Performance Conditions set out below, impose such conditions on the vesting of the Awards as it sees fit, including imposing a vesting period on grants of Restricted Share Units.

Section 2.5	Performance Conditions

At the time a grant of a Restricted Share Unit is made, the Board may, in its sole discretion, establish such performance conditions for the vesting of Restricted Share Units as may be specified by the Committee in the Award (the “Performance Conditions”). The Board may use such business criteria and other measures of performance as it may deem appropriate in establishing any Performance Conditions, and may exercise its discretion to reduce the amounts payable under any Award subject to Performance Conditions. The Board may determine that an Award shall vest in whole or in part upon achievement of any one performance condition or that two or more Performance Conditions must be achieved prior to the vesting of an Award. Performance Conditions may differ for Awards granted to any one Restricted Share Unit Recipient or to different Restricted Share Unit Recipients.

Section 2.6	Vesting

Except as provided in this Plan, Restricted Share Units issued under this Plan will vest on the date (the “Vesting Date”) that is the later of:

(a)	the Trigger Date; and

(b)	the date upon which the relevant Performance Condition or other vesting condition set out in the Award has been satisfied,

provided that

(i)	Restricted Share Units shall only vest on the Trigger Date to the extent that the Performance Conditions or other vesting conditions set out in an Award have been satisfied on or before the Trigger Date;

(ii)	if the date in Section 2.6(a) or Section 2.6(b) occurs during a Restricted Period, the Vesting Date shall be extended to a date which is the earlier of: (i) one business day following the end of such Restricted Period and (ii) the Restricted Share Unit Expiry Date; and

(iii)	no Restricted Share Unit will remain outstanding for any period which exceeds the Restricted Share Unit Expiry Date of such Restricted Share Unit.

Section 2.7	Forfeiture and Cancellation upon Restricted Share Unit Expiry Date

Restricted Share Units which do not vest on or before the Restricted Share Unit Expiry Date of such Restricted Share Unit due to failure to meet Performance Conditions or the cessation of employment will be automatically cancelled, without further act or formality and without compensation.

Section 2.8	Amendment of Trigger Date

The Board may, at any time after a grant of a Restricted Share Unit, accelerate the Trigger Date of such Restricted Share Unit.

Section 2.9	Account

Restricted Share Units issued pursuant to this Plan (including fractional Restricted Share Units, computed to three digits) will be credited to a notional account maintained for each Restricted Share Unit Recipient by the Company for the purposes of facilitating the determination of amounts that may become payable hereunder. A written confirmation of the balance in each Restricted Share Unit Recipient’s account will be sent by the Company to the Restricted Share Unit Recipient upon request of the Restricted Share Unit Recipient.

Section 2.10	Dividend Equivalents

On any date on which a cash dividend is paid on Shares, a Restricted Share Unit Recipient’s account will be credited with the number and type of Restricted Share Units (including fractional Restricted Share Units, computed to three digits) calculated by:

(a)	multiplying the amount of the dividend per Share by the aggregate number of Restricted Share Units that were credited to the Service Provider’s account as of the record date for payment of the dividend; and

(b)	dividing the amount obtained in Section 2.10(a) by the Fair Market Value on the date on which the dividend is paid.

Limitations on Issue

Notwithstanding the foregoing, the aggregate number of Restricted Share Units to be credited in respect of the payment of a dividend amount must not, together with all outstanding Restricted Share Units, exceed the Plan maximum set out in Section 2.1. The issuance of any Restricted Share Units under this Section 2.10 that, together with all outstanding Restricted Share Units, exceed the Plan maximum set out in Section 2.1 shall be satisfied by the payment of cash to the Restricted Share Unit Recipient by the Company.

Section 2.11	Adjustments and Reorganization

In the event of any dividend paid in Shares, Share subdivision, combination or exchange of Shares, merger, consolidation, spin-off or other distribution of Company assets to shareholders, or any other change in the capital of the Company affecting Shares, the Board, in its sole and absolute discretion, will make, with respect to the number of Restricted Share Units outstanding under this Plan, any proportionate adjustments as it considers appropriate to reflect that change.

Section 2.12	Notice and Acknowledgement

No certificates will be issued with respect to the Restricted Share Units issued under this Plan. Each Service Provider will, prior to being granted any Restricted Share Units, deliver to the Company a signed acknowledgement substantially in the form of Schedule A to this Plan, as provided by the Company.

Article 3
PAYMENTS OF RESTRICTED SHARE UNITS UNDER THIS PLAN

Section 3.1	Payment of Restricted Share Units

Subject to the terms of this Plan and, in particular, Section 3.6 of this Plan, the Company, in its discretion and as may be determined by the Board, will pay out vested Restricted Share Units issued under this Plan and credited to the account of a Restricted Share Unit Recipient by paying or issuing (net of any Applicable Withholding Tax) to such Restricted Share Unit Recipient, on or subsequent to the Trigger Date but no later than the Restricted Share Unit Expiry Date of such vested Restricted Share Unit, an Award Payout of either:

(a)	subject to receipt of Regulatory Approvals, one Share for such whole vested Restricted Share Unit. Fractional Shares shall not be issued and where a Restricted Share Unit Recipient would be entitled to receive a fractional Share in respect of any fractional vested Restricted Share Unit, the Company shall pay to such Restricted Share Unit Recipient, in lieu of such fractional Share, cash equal to the Vesting Date Value as at the Trigger Date of such fractional Share. Each Share issued by the Company pursuant to this Plan shall be issued as fully paid and non-assessable, or

(b)	a cash amount equal to the Vesting Date Value as at the Trigger Date of such vested Restricted Share Unit; and

(c)	notwithstanding the foregoing, the Vesting Date Value must not be less than the Discounted Market Price as at the Restricted Share Unit Grant Date.

Limitation on Issuance of Shares to Insiders

Notwithstanding anything in this Plan, the Company shall not issue Shares under this Plan to any Service Provider who is an Insider of the Company where such issuance would result in:

(a)	the total number of Shares issuable at any time under this Plan to Insiders, or when combined with all other Shares issuable to Insiders under any other equity compensation arrangements then in place, including any Options or Plan Optioned Shares, exceeding the maximum grants set forth herein, or 10% of the total number of issued and outstanding equity securities of the Company on a non-diluted basis; and

(b)	the total number of Shares that may be issued to Insiders during any one year period under this Plan, or when combined with all other Shares issued to Insiders under any other equity compensation arrangements then in place, including any Options or Plan Optioned Shares, exceeding the maximum grants set forth herein, or 10% of the total number of issued and outstanding equity securities of the Company on a non-diluted basis.

Where the Company is precluded by this Section 3.1 from issuing Shares to an Insider of the Company, the Company will pay to the relevant Insider a cash Award Payout in an amount equal to the Vesting Date Value as at the Trigger Date of the Restricted Share Unit.

Section 3.2	Experts and Advisors

The Board may engage such experts (“Experts”) and advisors as it considers appropriate, including compensation or human resources experts or advisors, to provide advice and assistance in determining the amounts to be paid under this Plan and other amounts and values to be determined hereunder or in respect of this Plan including, without limitation, those related to a particular Fair Market Value.

Section 3.3	Cancellation on Termination for Cause, Retirement or Voluntary Resignation

Unless the Board at any time otherwise determines, all unvested Restricted Share Units held by any Restricted Share Unit Recipient and all rights in respect thereof will be automatically cancelled, without further act or formality and without compensation, immediately in the event of a Termination arising from the termination of employment or removal from service by the Company or a Related Entity for cause, Retirement of the Restricted Share Unit Recipient or the voluntary resignation by the Restricted Share Unit Recipient. In situations where the Board exercises its discretion under this Section 3.3, in no case shall the Restricted Share Units, subject to such discretion, be valid beyond one year from the date of Termination.

Section 3.4	Total Disability, Death and Termination Without Cause

Unless the Board at any time otherwise determines, if a Restricted Share Unit Recipient ceases to be a Service Provider for any of the following reasons, unvested Restricted Share Units will immediately vest on the date the Restricted Share Unit Recipient ceases to be a Service Provider:

(a)	death or Total Disability of a Restricted Share Unit Recipient;

(b)	the Termination of employment or removal from service by the Company or a Related Entity without cause; and

(c)	the Termination of employment by the Restricted Share Unit Recipient other than by way of Retirement of the Restricted Share Unit Recipient or voluntary resignation by the Restricted Share Unit Recipient.

In situations where the Board exercises its discretion under this Section 3.4, in no case shall the Restricted Share Units, subject to such discretion, be valid beyond one year from the date of Termination.

Section 3.5	Change of Control

In the event of a Change of Control, all Restricted Share Units credited to an account of a Restricted Share Unit Recipient that have not otherwise previously been cancelled pursuant to the terms of the Plan shall vest on the date on which the Change of Control occurs (the “Change of Control Date”). Within thirty (30) days after the Change of Control Date, but in no event later than the Restricted Share Unit Expiry Date, the Restricted Share Unit Recipient shall at the discretion of the Board, receive either Shares or receive a cash payment equal in amount to: (a) the number of Restricted Share Units that vested on the Change of Control Date; multiplied by (b) the Fair Market Value on the Change of Control Date, net of any withholding taxes and other source deductions required by law to be withheld by the Company.

Section 3.6	Tax Matters and Applicable Withholding Tax

The Company does not assume any responsibility for or in respect of the tax consequences of the receipt by Restricted Share Unit Recipients of Restricted Share Units, or payments received by Restricted Share Unit Recipients pursuant to this Plan. The Company or relevant Related Entity, as applicable, is authorized to deduct such taxes and other amounts as it may be required or permitted by law to withhold (“Applicable Withholding Tax”), in such manner (including, without limitation, by selling Shares otherwise issuable to Restricted Share Unit Recipients, on such terms as the Company determines) as it determines so as to ensure that it will be able to comply with the applicable provisions of any federal, provincial, state or local law relating to the withholding of tax or other required deductions, or the remittance of tax or other obligations. The Company or relevant Related Entity, as applicable, may require Restricted Share Unit Recipients, as a condition of receiving amounts to be paid to them under this Plan, to deliver undertakings to, or indemnities in favour of, the Company or Related Entity, as applicable, respecting the payment by such Restricted Share Unit Recipients of applicable income or other taxes.

Article 4
SHARE OPTION AWARDS UNDER THIS PLAN

Section 4.1	Maximum Plan Shares

(a)	The maximum aggregate number of Plan Optioned Shares that may be reserved for issuance under this Plan at any point in time is 8,354,070 (7% of Outstanding Shares at time of amendment to this Plan), unless this Plan is amended pursuant to the requirements of the TSX Venture Policies.

(b)	Up to 8,354,070 of Plan Optioned Shares may be issued as Incentive Stock Options.

Section 4.2	Eligibility

Options to purchase Shares may be granted hereunder to Service Providers of the Company, or its affiliates, from time to time by the Board. Service Providers that are not individuals will be required to undertake in writing not to effect or permit any transfer of ownership or option of any of its securities, or to issue more of its securities (so as to indirectly transfer the benefits of an Option), as long as such Option remains outstanding, unless the written permission of the TSX Venture and the Company is obtained. It shall be the responsibility of the Company and the Optionee to ensure that such Optionee is a bona fide Service Provider.

Section 4.3	Options Granted Under the Plan

(a)	All Options granted under the Plan will be evidenced by an Option Certificate in the form attached as Schedule B, showing the number of Optioned Shares, the term of the Option, a reference to vesting terms, if any, and the Option Exercise Price.

(b)	The Option Certificate of any Option which is intended to qualify as an Incentive Stock Option shall contain such limitations and restrictions upon the exercise of the Option as shall be necessary in order that such Option qualifies as an “incentive stock option” within the meaning of Section 422 of the Code. Further, the Option Certificate authorized under the Plan shall be subject to such other terms and conditions including, without limitation, restrictions upon the exercise of the Option, as the Board shall deem advisable and which are not inconsistent with the requirements of Section 422 of the Code.

(c)	No Options shall be granted after the expiration of ten (10) years from the earlier of the date of the adoption of the Plan by the Company or the approval of the Plan by the shareholders of the Company.

(d)	The Fair Market Value of the Shares (determined at the time the Option is granted) as to which Options designated as Incentive Stock Options are exercisable for the first time by any Service Provider during any single calendar year (under the Plan and under any other incentive stock option plan of the Company or an Affiliate) shall not exceed US$100,000.

(e)	The sole class of Service Providers eligible to receive Incentive Stock Options under this Plan are employees of the Company.

(f)	Subject to specific variations approved by the Board, all terms and conditions set out herein will be deemed to be incorporated into and form part of an Option Commitment made hereunder.

Section 4.4	Limitations on Issue

Subject to Section 4.8, the following restrictions on issuances of Options are applicable under the Plan:

(a)	no Service Provider can be granted an Option if that Option would result in the total number of Options, together with all other Share Compensation Arrangements granted to such Service Provider in the previous 12 months, exceeding 5% of the Outstanding Shares, unless the Company has obtained Disinterested Shareholder Approval to do so;

(b)	the aggregate number of Options granted to all Service Providers conducting Investor Relations Activities in any 12-month period cannot exceed 2% of the Outstanding Shares, calculated at the time of grant, without the prior consent of the TSX Venture; and

(c)	the aggregate number of Options granted to any one Consultant in any 12 month period cannot exceed 2% of the Outstanding Shares, calculated at the time of grant, without the prior consent of the TSX Venture.

Section 4.5	Options Not Exercised

In the event an Option granted under the Plan expires unexercised or is terminated by reason of dismissal of the Optionee for cause or is otherwise lawfully cancelled prior to exercise of the Option, the Optioned Shares that were issuable thereunder will be returned to the Plan and will be eligible for re-issuance.

Section 4.6	Powers of the Board

The Board will be responsible for the general administration of the Plan and the proper execution of its provisions, the interpretation of the Plan and the determination of all questions arising hereunder. Without limiting the generality of the foregoing, the Board has the power to

(a)	allot Shares for issuance in connection with the exercise of Options;

(b)	grant Options hereunder;

(c)	subject to any necessary Regulatory Approval, amend, suspend, terminate or discontinue the Plan, or revoke or alter any action taken in connection therewith, except that no general amendment or suspension of the Plan will, without the prior written consent of all Optionees, alter or impair any Option previously granted under the Plan unless the alteration or impairment occurred as a result of a change in the TSX Venture Policies or the Company’s tier classification thereunder; and

(d)	delegate all or such portion of its powers hereunder as it may determine to one or more committees of the Board, either indefinitely or for such period of time as it may specify, and thereafter each such committee may exercise the powers and discharge the duties of the Board in respect of the Plan so delegated to the same extent as the Board is hereby authorized so to do.

Section 4.7	Amendment of the Plan by the Board

Subject to the requirements of the TSX Venture Policies and the prior receipt of any necessary Regulatory Approval, the Board may in its absolute discretion, amend or modify the Plan or any Option granted as follows:

(a)	it may make amendments which are of a typographical, grammatical or clerical nature only;

(b)	amendments of a housekeeping nature;

(c)	it may change the vesting provisions of an Option granted hereunder, subject to prior written approval of the TSX Venture, if applicable;

(d)	it may change the termination provision of an Option granted hereunder which does not entail an extension beyond the lesser of the original Option Expiry Date or 12 months from termination;

(e)	it may make amendments necessary as a result in changes in securities laws applicable to the Company or any requested changes by the TSX Venture;

(f)	if the Company becomes listed or quoted on a stock exchange or stock market senior to the TSX Venture, it may make such amendments as may be required by the policies of such senior stock exchange or stock market; and

(g)	it may make such amendments as reduce, and do not increase, the benefits of this Plan to Service Providers.

Section 4.8	Amendments Requiring Disinterested Shareholder Approval

The Company will be required to obtain Disinterested Shareholder Approval prior to any of the following actions becoming effective:

(a)	the Plan, together with all of the Company’s other previous Share Compensation Arrangements, could result at any time in:

(i)	the aggregate number of Shares reserved for issuance under Options granted to Insiders exceeding 10% of the Outstanding Shares in the event that this Plan is amended to reserve for issuance more than 10% of the Outstanding Shares;

(ii)	the number of Optioned Shares issued to Insiders within a one-year period exceeding 10% of the Outstanding Shares in the event that this Plan is amended to reserve for issuance more than 10% of the Outstanding Shares; or

(iii)	the issuance to any one Optionee, within a 12-month period, of a number of Shares exceeding 5% of the Outstanding Shares;

(b)	any reduction in the Option Exercise Price of an Option previously granted to an Insider; or

(c)	the extension to the term of an outstanding Option, or outstanding Incentive Stock Option held by an Insider.

Section 4.9	Options Granted Under the Company’s Previous Share Option Plan

Any option granted pursuant to a share option plan previously adopted by the Board which is outstanding at the time this Plan comes into effect shall be deemed to have been issued under this Plan and shall, as of the date this Plan comes into effect, be governed by the terms and conditions hereof.

Article 5
TERMS AND CONDITIONS OF OPTIONS

Section 5.1	Option Exercise Price

The Option Exercise Price of an Option will be set by the Board at the time such Option is allocated under the Plan, and cannot be less than the Discounted Market Price, and in the case of a Service Provider employed or performing services in the United States or otherwise subject to Section 409A or Section 422 of the Code, shall not be less than Fair Market Value on the date of grant. If the Optionee owns directly or by reason of the applicable attribution rules more than 10% of the total combined voting power of all classes of stock of the Company, the Option price per share of the Shares covered by each Option which is intended to be an Incentive Stock Option shall be not less than one hundred ten percent (110%) of the Fair Market Value on the date of the grant.

Section 5.2	Term of Option

An Option can be exercisable for a maximum of 10 years from the Option Effective Date; provided, however, that if the Option price is required under Section 5.1 to be at least 110% of Fair Market Value, each such Option shall terminate not more than five (5) years from the date of the grant thereof, and shall be subject to earlier termination as herein provided.

Section 5.3	Option Amendment

(a)	Subject to Section 4.8(b), the Option Exercise Price of an Option may be amended only if at least six (6) months have elapsed since the later of the date of commencement of the term of the Option, the date the Shares commenced trading on the TSX Venture, or the date of the last amendment of the Option Exercise Price.

(b)	An Option must be outstanding for at least one year before the Company may extend its term, subject to the limits contained in Section 5.2.

(c)	Any proposed amendment to the terms of an Option must be approved by the TSX Venture prior to the exercise of such Option.

Section 5.4	Vesting of Options

Subject to Section 5.5, vesting of Options shall be at the discretion of the Board and, with respect to any particular Options granted under the Plan, in the absence of a vesting schedule being specified at the time of grant, all such Options shall vest immediately. Where applicable, vesting of Options will generally be subject to:

(a)	the Service Provider remaining employed by or continuing to provide services to the Company or any of its Affiliates as well as, at the discretion of the Board, achieving certain milestones which may be defined by the Board from time to time or receiving a satisfactory performance review by the Company or any of its Affiliates during the vesting period; or

(b)	the Service Provider remaining as a Director of the Company or any of its Affiliates during the vesting period.

Section 5.5	Vesting of Options Granted to Consultants Conducting Investor Relations Activities

Notwithstanding Section 5.4, Options granted to Consultants conducting Investor Relations Activities will vest:

(a)	over a period of not less than 12 months as to 25% on the date that is three months from the date of grant, and a further 25% on each successive date that is three months from the date of the previous vesting; or

(b)	such longer vesting period as the Board may determine.

Section 5.6	Effect of Take-Over Bid

If a Take-Over Bid is made to the shareholders generally then the Company shall immediately upon receipt of notice of the Take-Over Bid, notify each Optionee currently holding an Option of the Take-Over Bid, with full particulars thereof whereupon such Option may, notwithstanding Section 5.4 and Section 5.5 or any vesting requirements set out in the Option Commitment, be immediately exercised in whole or in part by the Optionee, subject to approval of the TSX Venture for vesting requirements imposed by the TSX Venture Policies.

Section 5.7	Acceleration of Vesting on Change of Control

In the event of a Change of Control occurring, Options granted and outstanding, which are subject to vesting provisions, shall be deemed to have immediately vested upon the occurrence of the Change of Control, excluding Options granted to a Person engaged in Investor Relations Activities.

Section 5.8	Extension of Options Expiring During Black-Out Period

Should the Option Expiry Date for an Option fall within a Black-Out Period, such Option Expiry Date shall, be automatically extended without any further act or formality to that day which is the tenth (10th) Business Day after the end of the Black-Out Period.

Section 5.9	Optionee Ceasing to be Director, Employee or Service Provider

Options may be exercised after the Service Provider has left his/her employ/office or has been advised by the Company that his/her services are no longer required or his/her service contract has expired, until the term applicable to such Options expires, except as follows:

(a)	in the case of the death of an Optionee, any vested Option held by him at the date of death will become exercisable by the Optionee’s lawful personal representatives, heirs or executors until the earlier of one year after the date of death of such Optionee and the date of expiration of the term otherwise applicable to such Option;

(b)	an Option granted to any Service Provider will expire 90 days (or such other time, not to exceed one year, as shall be determined by the Board as at the date of grant or agreed to by the Board and the Optionee at any time prior to expiry of the Option) after the date the Optionee ceases to be employed by or provide services to the Company, and only to the extent that such Option was vested at the date the Optionee ceased to be so employed by or to provide services to the Company; and

(c)	in the case of an Optionee being dismissed from employment or service for cause, such Optionee’s Options, whether or not vested at the date of dismissal will immediately terminate without right to exercise same.

Section 5.10	Non Assignable

Subject to Section 5.9(a), all Options will be exercisable only by the Optionee to whom they are granted and will not be assignable or transferable.

Section 5.11	Adjustment of the Number of Optioned Shares

The number of Shares subject to an Option will be subject to adjustment in the events and in the manner following:

(a)	in the event of a subdivision of Shares as constituted on the date hereof, at any time while an Option is in effect, into a greater number of Shares, the Company will thereafter deliver at the time of purchase of Optioned Shares hereunder, in addition to the number of Optioned Shares in respect of which the right to purchase is then being exercised, such additional number of Shares as result from the subdivision without an Optionee making any additional payment or giving any other consideration therefor;

(b)	in the event of a consolidation of the Shares as constituted on the date hereof, at any time while an Option is in effect, into a lesser number of Shares, the Company will thereafter deliver and an Optionee will accept, at the time of purchase of Optioned Shares hereunder, in lieu of the number of Optioned Shares in respect of which the right to purchase is then being exercised, the lesser number of Shares as result from the consolidation;

(c)	in the event of any change of the Shares as constituted on the date hereof, at any time while an Option is in effect, the Company will thereafter deliver at the time of purchase of Optioned Shares hereunder the number of shares of the appropriate class resulting from the said change as an Optionee would have been entitled to receive in respect of the number of Shares so purchased had the right to purchase been exercised before such change;

(d)	in the event of a capital reorganization, reclassification or change of outstanding equity shares (other than a change in the par value thereof) of the Company, a consolidation, merger or amalgamation of the Company with or into any other company or a sale of the property of the Company as or substantially as an entirety at any time while an Option is in effect, an Optionee will thereafter have the right to purchase and receive, in lieu of the Optioned Shares immediately theretofore purchasable and receivable upon the exercise of the Option, the kind and amount of shares and other securities and property receivable upon such capital reorganization, reclassification, change, consolidation, merger, amalgamation or sale which the holder of a number of Shares equal to the number of Optioned Shares immediately theretofore purchasable and receivable upon the exercise of the Option would have received as a result thereof. The subdivision or consolidation of Shares at any time outstanding (whether with or without par value) will not be deemed to be a capital reorganization or a reclassification of the capital of the Company for the purposes of this Section 5.11;

(e)	an adjustment will take effect at the time of the event giving rise to the adjustment, and the adjustments provided for in this section are cumulative;

(f)	the Company will not be required to issue fractional shares in satisfaction of its obligations hereunder. Any fractional interest in a Share that would, except for the provisions of this Section 5.11, be deliverable upon the exercise of an Option will be cancelled and not be deliverable by the Company; and

(g)	if any questions arise at any time with respect to the Option Exercise Price or number of Optioned Shares deliverable upon exercise of an Option in any of the events set out in this Section 5.11, such questions will be conclusively determined by the Company’s auditors, or, if they decline to so act, any other firm of Chartered Accountants, in Vancouver, British Columbia (or in the city of the Company’s principal executive office) that the Company may designate and who will be granted access to all appropriate records and such determination will be binding upon the Company and all Optionees.

Article 6
COMMITMENT AND EXERCISE PROCEDURES

Section 6.1	Option Commitment

Upon grant of an Option hereunder, an authorized officer of the Company will deliver to the Optionee an Option Commitment detailing the terms of such Options and upon such delivery the Optionee will be subject to the Plan and have the right to purchase the Optioned Shares at the Option Exercise Price set out therein subject to the terms and conditions hereof, including any additional requirements contemplated with respect to the payment of required withholding taxes on behalf of Optionees.

Manner of Exercise

An Optionee who wishes to exercise his Option may do so by delivering

(a)	a written notice to the Company specifying the number of Optioned Shares being acquired pursuant to the Option; and

(b)	a certified cheque, wire transfer or bank draft payable to the Company for the aggregate Option Exercise Price for the Optioned Shares being acquired, plus any required withholding tax amount subject to Section 6.2.

Section 6.2	Tax Withholding and Procedures

Notwithstanding anything else contained in this Plan, the Company may, from time to time, implement such procedures and conditions as it determines appropriate with respect to the withholding and remittance of taxes imposed under applicable law, or the funding of related amounts for which liability may arise under such applicable law.

The Company will withhold taxes for Optionees exercising Options in accordance with Canadian, US federal and state tax law, as required by the applicable tax law.

Without limiting the generality of the foregoing, an Optionee who wishes to exercise an Option must, in addition to following the procedures set out in Section 6.2 and elsewhere in this Plan, and as a condition of exercise:

(a)	deliver a certified cheque, wire transfer or bank draft payable to the Company for the amount determined by the Company to be the appropriate amount on account of such taxes or related amounts; or

(b)	otherwise ensure, in a manner acceptable to the Company (if at all) in its sole and unfettered discretion, that the amount will be securely funded;

(c)	and must in all other respects follow any related procedures and conditions imposed by the Company.

Reporting of Taxes

For Recipients that are employees of the Company, the Company will report the amount of resulting income from exercised NSOs and ISOs and the corresponding withholding tax on the applicable tax forms to the recipient.

Section 6.3	Delivery of Optioned Shares and Hold Periods

As soon as practicable after receipt of the notice of exercise described in this Article 6 and payment in full for the Optioned Shares being acquired, the Company will direct its transfer agent to issue to the Optionee the appropriate number of Optioned Shares. If the Option Exercise Price is set below the then current market price of the Shares on the TSX Venture at the time of grant, the certificate representing the Optioned Shares or written notice in the case of uncertificated shares will include a legend stipulating that the Optioned Shares issued are subject to a four-month Exchange Hold Period commencing the date of the Option Commitment.

An Exchange Hold Period will be applied from the date of grant for all Options granted to:

(a)	Insiders of the Company; or

(b)	where Options are granted to any Service Provider, including Insiders, where the Exercise Price is at a discount to the Market Price.

Pursuant to TSX Venture Policies, where the Exchange Hold Period is applicable, the certificate representing the Optioned Shares or written notice in the case of uncertificated shares will include a legend stipulating that the Optioned Shares issued are subject to a four-month Exchange Hold Period commencing the date of the Option Commitment.

Article 7
GENERAL CONDITIONS

Section 7.1	General Conditions Applicable to Restricted Share Units

(a)	Compliance with Applicable Laws - The issuance by the Company of any Restricted Share Units and its obligation to make any payments hereunder is subject to compliance with all applicable laws. As a condition of participating in this Plan, each Recipient agrees to comply with all such applicable laws and agrees to furnish to the Company all information and undertakings as may be required to permit compliance with such applicable laws. The Company will have no obligation under this Plan, or otherwise, to grant any Restricted Share Unit or make any payment under this Plan in violation of any applicable laws.

(b)	Awards to Insiders - All Awards issued to Insiders will include a legend stipulating that the Award is subject to a four-month hold period commencing the Restricted Share Unit Grant Date, as required by the TSX Venture.

(c)	Non-Transferability - Restricted Share Units and all other rights, benefits or interests in this Plan are non-transferable and may not be pledged or assigned or encumbered in any way and are not subject to attachment or garnishment, except that if a Restricted Share Unit Recipient dies the legal representatives of the Restricted Share Unit Recipient will be entitled to receive the amount of any payment otherwise payable to the Restricted Share Unit Recipient hereunder in accordance with the provisions hereof.

(d)	No Right to Service - Neither participation in this Plan nor any action under this Plan will be construed to give any Service Provider or Restricted Share Unit Recipient a right to be retained in the service or to continue in the employment of the Company or any Related Entity, or affect in any way the right of the Company or any Related Entity to terminate his or her employment at any time.

(e)	Plan Amendment - Subject to all necessary approvals of the TSX Venture, the Board may amend this Plan as it deems necessary or appropriate, subject to the requirements of applicable laws, but no amendment will, without the consent of the Restricted Share Unit Recipient or unless required by law, adversely affect the rights of a Restricted Share Unit Recipient with respect to Restricted Share Units to which the Restricted Share Unit Recipient is then entitled under this Plan.

(f)	Plan Termination - The Board may terminate this Plan at any time, but no termination will, without the consent of the Restricted Share Unit Recipient or unless required by law, adversely affect the rights of a Restricted Share Unit Recipient with respect to Restricted Share Units to which the Restricted Share Unit Recipient is then entitled under this Plan. In no event will a termination of this Plan accelerate the vesting of Restricted Share Units or the time at which a Restricted Share Unit Recipient would otherwise be entitled to receive any payment in respect of Restricted Share Units hereunder.

(g)	Reorganization of the Company - The existence of this Plan or Restricted Share Units will not affect in any way the right or power of the Company or its shareholders to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, or to create or issue any bonds, debentures, Shares or other securities of the Company or to amend or modify the rights and conditions attaching thereto or to effect the dissolution or liquidation of the Company, or any amalgamation, combination, merger or consolidation involving the Company or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar nature or otherwise.

(h)	No Shareholder Rights - Restricted Share Units are not considered to be Shares or securities of the Company, and a Restricted Share Unit Recipient who is issued Restricted Share Units will not, as such, be entitled to receive notice of or to attend any shareholders’ meeting of the Company, nor entitled to exercise voting rights or any other rights attaching to the ownership of Shares or other securities of the Company, and will not be considered the owner of Shares by virtue of such issuance of Restricted Share Units.

(i)	No Other Benefit - No amount will be paid to, or in respect of, a Restricted Share Unit Recipient under this Plan to compensate for a downward fluctuation in the Fair Market Value or price of a Share, nor will any other form of benefit be conferred upon, or in respect of, a Restricted Share Unit Recipient for such purpose.

(j)	Unfunded Plan - For greater certainty, this Plan will be an unfunded plan, including for tax purposes and for purposes of the Employee Retirement Income Security Act (United States). Any Restricted Share Unit Recipient to which Restricted Share Units are credited to his or her account or holding Restricted Share Units or related accruals under this Plan will have the status of a general unsecured creditor of the Company with respect to any relevant rights that may arise thereunder.

Section 7.2	General Conditions Applicable to Options

(a)	Employment and Services - Nothing contained in the Plan will confer upon or imply in favour of any Optionee any right with respect to office, employment or provision of services with the Company, or interfere in any way with the right of the Company to lawfully terminate the Optionee’s office, employment or service at any time pursuant to the arrangements pertaining to same. Participation in the Plan by an Optionee is voluntary.

(b)	No Representation or Warranty - The Company makes no representation or warranty as to the future market value of Shares issued in accordance with the provisions of the Plan or to the effect of the Income Tax Act (Canada) or any other taxing statute governing the Options or the Shares issuable thereunder or the tax consequences to a Service Provider. Compliance with applicable securities laws as to the disclosure and resale obligations of each Participant is the responsibility of each Participant and not the Company.

(c)	Plan Amendment - The Board reserves the right, in its absolute discretion, to at any time amend, modify or terminate the Plan with respect to all Shares in respect of Options which have not yet been granted hereunder. Any amendment to any provision of the Plan will be subject to any necessary Regulatory Approvals unless the effect of such amendment is intended to reduce (but not to increase) the benefits of this Plan to Service Providers.

(d)	Savings Clause - This Plan is intended to comply in all respects with applicable law and regulations, including Section 409A of the Code. In case any one or more provisions of this Plan shall be held invalid, illegal, or unenforceable in any respect under applicable law and regulation (including Section 409A of the Code), the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby and the invalid, illegal, or unenforceable provision shall be deemed null and void; however, to the extent permitted by law, any provision that could be deemed null and void shall first be construed, interpreted, or revised retroactively to permit this Plan to be construed in compliance with all applicable law (including Section 409A of the Code) so as to foster the intent of this Plan.

Section 7.3	General Conditions

(a)	Successors and Assigns - This Plan will enure to the benefit of and be binding upon the respective legal representatives of the Service Provider.

(b)	Governing Law - This Plan and all matters to which reference is made in this Plan will be governed by and construed in accordance with the laws of British Columbia and the federal laws of Canada applicable therein.

SCHEDULE “A”
FORM OF RESTRICTED SHARE UNIT AGREEMENT

LexaGene Holdings Inc. (the “Company”) hereby confirms the grant to the undersigned Recipient of Restricted Share Units (“Restricted Share Units”) described in the table below pursuant to the Company’s Omnibus Incentive Plan (the “Plan”), a copy of which Plan has been provided to the undersigned Restricted Share Unit Recipient.

No. of Restricted Share Units	Trigger Date	Restricted Share Unit Expiry Date

[include any specific/additional vesting period or Performance Conditions]

Performance Conditions:

1)

2)

The Company and the undersigned Restricted Share Unit Recipient hereby confirm that the undersigned Restricted Share Unit Recipient is a bona fide Director, Officer, Employee, Management Company Employee, Consultant or Company Consultant, and also includes a company, 100% of the share capital of which is beneficially owned by one or more Restricted Share Unit Recipients, as the case may be.

DATED ____________________, 20____.

LEXAGENE HOLDINGS INC.

Per:
Authorized Signatory

The undersigned hereby accepts such grant, acknowledges being a Restricted Share Unit Recipient under the Plan, agrees to be bound by the provisions thereof and agrees that the Plan will be effective as an agreement between the Company and the undersigned with respect to the Restricted Share Units granted or otherwise issued to it.

DATED ____________________, 20____.

A-1

Witness (Signature)

Name (please print)

Restricted Share Unit Recipient’s Signature
Address

City, Province
Name of Restricted Share Unit Recipient (print)

Occupation

A-2

SCHEDULE “B”
FORM OF OPTION CERTIFICATE

[If issued to officers or directors or at a discount to the Market Price] WITHOUT PRIOR WRITTEN APPROVAL OF TSX VENTURE EXCHANGE AND COMPLIANCE WITH ALL APPLICABLE SECURITIES LEGISLATION, THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE TRADED ON OR THROUGH THE FACILITIES OF TSX VENTURE EXCHANGE OR OTHERWISE IN CANADA OR TO OR FOR THE BENEFIT OF A CANADIAN RESIDENT UNTIL [INSERT DATE THAT IS FOUR MONTHS AND A DAY FROM THE GRANT DATE].

[Insert the following U.S. legend if the Option is being issued to an Optionee who is in the United States or who is a U.S. person:]

THE OPTION REPRESENTED BY THIS CERTIFICATE AND THE COMMON SHARES ISSUABLE UPON EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE HOLDER HEREOF, BY ACQUIRING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE CORPORATION THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE CORPORATION, (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE LOCAL LAWS AND REGULATIONS, (C) PURSUANT TO THE EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS, OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE LAWS AND REGULATIONS GOVERNING THE OFFER AND SALE OF SECURITIES, AND IT HAS, IN THE CASE OF EACH OF (C) AND (D), PRIOR TO SUCH TRANSFER FURNISHED TO THE CORPORATION AN OPINION OF COUNSEL OF RECOGNIZED STANDING IN FORM AND SUBSTANCE SATISFACTORY TO THE CORPORATION TO SUCH EFFECT.

LEXAGENE HOLDINGS INC.

SHARE OPTION PLAN

OPTION CERTIFICATE

This Certificate is issued pursuant to the provisions of the LexaGene Holdings Inc. (the “Company”) Omnibus Incentive Plan (the “Plan”) and evidences that ______________________________ is the holder (the “Optionee”) of an option (the “Option”) to purchase up to _______________________________ common shares (the “Shares”) in the capital stock of the Company at a purchase price of CAD$_________ per Share (the “Option Exercise Price”).

The Company and the undersigned Share Option Plan Service Provider hereby confirm that the undersigned Share Option Plan Service Provider is a bona fide Director, Officer, Employee, Management Company Employee, Consultant or Company Consultant, and also includes a company, 100% of the share capital of which is beneficially owned by one or more Service Providers, as the case may be.

The Plan provides for the granting of stock options that either (i) are intended to qualify as “Incentive Stock Options” within the meaning of Section 422 of the United States Internal Revenue Code of 1986, as amended (the “Code”), or (ii) do not qualify as Incentive Stock Options under Section 422 of the Code, and are hence called (“Non-Statutory Stock Options”). This Option will be treated as (select one), barring any post-grant events that effect the eligibility of the option to be treated as an ISO:

☐ an Incentive Stock Option (ISO); or

☐ a Non-Statutory Stock Option (NSO).

Subject to the provisions of the Plan:

(a)	the effective date of the grant of the Option is __________, 20__;

(b)	the Option expires at 5:00 p.m. (Vancouver Time) on ______________, 20__; and

(c)	the Options shall vest as follows:

Date	Percent of Stock Options Vested	Number of Stock Options Vested	Aggregate Number of Stock Options Vested

The vested portion or portions of the Option may be exercised at any time and from time to time from and including the date of the grant of the Option through to 5:00 p.m. (Vancouver Time) on the expiration date of the Option Period by delivering to the Company an Exercise Notice, in the form attached as Appendix “I” hereto, together with this Certificate and a certified cheque or bank draft payable to the Company in an amount equal to the aggregate of the Option Exercise Price of the Shares in respect of which the Option is being exercised.

All Options and any Shares issued on the exercise of Options may be subject to resale restrictions and may be subject to and legended with a four month hold period commencing on the date the Options were granted pursuant to the rules of the Exchange and applicable securities laws. The Options hereby granted are subject to the approval of the Exchange.

This Certificate and the Option evidenced hereby is not assignable, transferable or negotiable and is subject to the detailed terms and conditions contained in the Plan, the terms and conditions of which the Optionee hereby expressly agrees with the Company to be bound by. This Certificate is issued for convenience only and in the case of any dispute with regard to any matter in respect hereof, the provisions of the Plan and the records of the Company shall prevail.

If the Optionee is a U.S. person or is located in the United States, the Optionee acknowledges and agrees as follows:

(a)	The Option and the Shares (collectively, the “Securities”) have not been and will not be registered under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), or the securities laws of any state of the United States, and the Option is being granted to the Optionee in reliance on an exemption from the registration requirements of the U.S. Securities Act and applicable state securities laws.

(b)	The Securities will be “restricted securities”, as defined in Rule 144 under the U.S. Securities Act, and the rules of the United States Securities and Exchange Commission provide in substance that the Optionee may dispose of the Securities only pursuant to an effective registration statement under the U.S. Securities Act or an exemption therefrom, and the Company has no obligation to register any of the Securities or to take action so as to permit sales pursuant to the U.S. Securities Act (including Rule 144 thereunder, if available).

(c)	The Optionee understands that (i) if the Company is deemed to be an issuer that is, or that has been at any time previously, an issuer with no or nominal operations and no or nominal assets other than cash and cash equivalents (a “Shell Company”), Rule 144 under the U.S. Securities Act may not be available for resales of the Securities and (ii) the Company is not obligated to make Rule 144 under the U.S. Securities Act available for resales of the Securities;

(d)	If the Optionee decides to offer, sell or otherwise transfer any of the Shares, the Optionee will not offer, sell or otherwise transfer any of the Shares directly or indirectly, unless:

(i)	the sale is to the Company;

(ii)	the sale is made outside the United States in a transaction meeting the requirements of Rule 904 of Regulation S under the U.S. Securities Act (“Regulation S”) and in compliance with applicable local laws and regulations;

(iii)	the sale is made pursuant to the exemption from the registration requirements under the U.S. Securities Act provided by Rule 144 thereunder, if available, and in accordance with any applicable state securities or “blue sky” laws; or

(iv)	the Shares are sold in a transaction that does not require registration under the U.S. Securities Act or any applicable state laws and regulations governing the offer and sale of securities;

and, in the case of each of (iii) and (iv) it has prior to such sale furnished to the Company an opinion of counsel reasonably satisfactory to the Company stating that such transaction is exempt from registration under applicable securities laws.

The Option may not be exercised by or for the account or benefit of a person in the United States or a U.S. person unless registered under the U.S. Securities Act and any applicable state securities laws, unless an exemption from such registration requirements is available.

The certificate(s) representing the Shares will be endorsed with the following or a similar legend until such time as it is no longer required under the applicable requirements of the U.S. Securities Act or applicable state securities laws:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, (THE “U.S. SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE CORPORATION, THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE CORPORATION; (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT; (C) IN ACCORDANCE WITH THE EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS; OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, AND, IN THE CASE OF CLAUSE (C) OR (D), THE SELLER FURNISHES TO THE CORPORATION AN OPINION OF COUNSEL OF RECOGNIZED STANDING IN FORM AND SUBSTANCE SATISFACTORY TO THE CORPORATION TO SUCH EFFECT. THE PRESENCE OF THIS LEGEND MAY IMPAIR THE ABILITY OF THE HOLDER HEREOF TO EFFECT “GOOD DELIVERY” OF THE SECURITIES REPRESENTED HEREBY ON A CANADIAN STOCK EXCHANGE.”

provided, that if the Shares are being sold outside the United States in compliance with the requirements of Rule 904 of Regulation S and such Shares were acquired at a time when the Company is a “foreign issuer” as defined in Regulation S, the legend set forth above may be removed by providing an executed declaration to the registrar and transfer agent of the Company, in substantially the form set forth as Appendix “II” hereto (or in such other form as the Company may prescribe from time to time) and, if requested by the Company or the transfer agent, an opinion of counsel of recognized standing in form and substance satisfactory to the Company and the transfer agent to the effect that such sale is being made in compliance with Rule 904 of Regulation S; and provided, further, that, if any Shares are being sold otherwise than in accordance with Regulation S and other than to the Company, the legend may be removed by delivery to the registrar and transfer agent and the Company of an opinion of counsel, of recognized standing reasonably satisfactory to the Company, that such legend is no longer required under applicable requirements of the U.S. Securities Act or state securities laws.

(e)	Rule 905 of Regulation S provides in substance that any “restricted securities” that are equity securities of a “domestic issuer” (including an issuer that no longer qualifies as a “foreign issuer”) will continue to be deemed to be restricted securities notwithstanding that they were acquired in a resale transaction pursuant to Rule 901 or 904 of Regulation S; that Rule 905 of Regulation S will apply in respect of Shares if the Company is not a “foreign issuer” at the time of exercise of the related Options; and that the Company is not obligated to remain a “foreign issuer”.

(f)	“Domestic issuer”, “foreign issuer”, “United States” and “U.S. person” are as defined in Regulation S.

(g)	If the Optionee is resident in the State of California on the effective date of the grant of the Option, then, in addition to the terms and conditions contained in the Plan and in this Certificate, the Optionee acknowledges that the Company, as a reporting issuer under the securities legislation in the Provinces of British Columbia, Alberta and Ontario, is required to publicly file with the securities regulators in those jurisdictions continuous disclosure documents, including audited annual financial statements and unaudited quarterly financial statements (collectively, the “Financial Statements”). Such filings are available on the System for Electronic Document Analysis and Retrieval (SEDAR), and documents filed on SEDAR may be viewed under the Company’s profile at the following website address: www.sedar.com. Copies of Financial Statements will be made available to the Optionee by the Company upon the Optionee’s request.

All terms not otherwise defined in this Certificate shall have the meanings given to them under the Plan.

Dated this ____ day of _____________, 20___.

LEXAGENE HOLDINGS INC.

Authorized Signatory

APPENDIX “I”
LEXAGENE HOLDINGS INC.

STOCK OPTION PLAN

EXERCISE NOTICE

TO:         LEXAGENE HOLDINGS INC. (the “Company”)

1.              The undersigned (the “Optionee”), being the holder of options to purchase ________________ common shares of the Company (the “Shares”) at the exercise price of $CAD______ per share (the “Option Exercise Price”), hereby irrevocably gives notice, pursuant to the Omnibus Incentive Plan of the Company (the “Plan”), of the exercise of the Option to acquire and hereby subscribes for ____________ of such Shares of the Company.

2.              The Optionee tenders herewith a certified cheque or bank draft payable to the Company in an amount equal to the aggregate Option Exercise Price of the aforesaid Shares exercised and directs the Company to issue a share certificate evidencing said Shares in the name of the Optionee to be mailed to the Optionee at the following address:

3.              By executing this Exercise Notice, the Optionee hereby confirms that the undersigned has read the Plan and agrees to be bound by the provisions of the Plan. All terms not otherwise defined in this Exercise Notice shall have the meanings given to them under the Plan or the attached Option Certificate.

4.              The Optionee is resident in __________ [name of state/province].

5.              The Optionee represents, warrants and certifies as follows (please check all of the categories that apply):

(a)	☐	the Optionee at the time of exercise of the Option is not in the United States, is not a “U.S. person” as defined in Regulation S under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”) and is not exercising the Option on behalf of, or for the account or benefit of a U.S. person or a person in the United States and did not execute or deliver this exercise form in the United States;

(b)	☐	the undersigned holder is resident in the United States or is a U.S. person who is a resident of the jurisdiction referred to in the address appearing above, and is a U.S. Accredited Investor and has completed the U.S. Accredited Investor Status Certificate in the form attached to this Exercise Notice;

(c)	☐	the undersigned holder is resident in the United States or is a U.S. person who is a resident of the jurisdiction referred to in the address appearing above, and is a natural person who is either: (i) a director, officer or employee of the Company or of a majority-owned subsidiary of the Company (each, an “Eligible Company Optionee”), (ii) a consultant who is providing bona fide services to the Company or a majority-owned subsidiary of the Company that are not in connection with the offer or sale of securities in a capital-raising transaction, and do not directly or indirectly promote or maintain a market for the Company's securities (an “Eligible Consultant”), or (iii) a former Eligible Company Optionee or Eligible Consultant; and/or

(d)	☐	if the undersigned holder is resident in the United States or is a U.S. person, the undersigned holder has delivered to the Company and the Company’s transfer agent an opinion of counsel (which will not be sufficient unless it is in form and substance satisfactory to the Company) or such other evidence satisfactory to the Company to the effect that with respect to the securities to be delivered upon exercise of the Option, the issuance of such securities has been registered under the U.S. Securities Act and applicable state securities laws or an exemption from the registration requirements of the U.S. Securities Act and applicable state securities laws is available;

6.             “United States” and “U.S. person” are as defined in Regulation S under the U.S. Securities Act.

Note: Certificates representing Shares will not be registered or delivered to an address in the United States unless Box 5(b), (c) or (d) above is checked.

7.              If the undersigned Optionee has marked Box 5(b), (c) or (d) above, the undersigned Optionee hereby represents, warrants, acknowledges and agrees that:

(a)	funds representing the subscription price for the Shares which will be advanced by the undersigned to the Company upon exercise of the Options will not represent proceeds of crime for the purposes of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act (the “PATRIOT Act”), and the undersigned acknowledges that the Company may in the future be required by law to disclose the undersigned's name and other information relating to this exercise form and the undersigned's subscription hereunder, on a confidential basis, pursuant to the PATRIOT Act. No portion of the subscription price to be provided by the undersigned (i) has been or will be derived from or related to any activity that is deemed criminal under the laws of the United States of America, or any other jurisdiction, or (ii) is being tendered on behalf of a person or entity who has not been identified to or by the undersigned, and it shall promptly notify the Company if the undersigned discovers that any of such representations ceases to be true and provide the Company with appropriate information in connection therewith;

(b)	the financial statements of the Company have been prepared in accordance with Canadian generally accepted accounting principles or International Financial Reporting Standards, which differ in some respects from United States generally accepted accounting principles, and thus may not be comparable to financial statements of United States companies;

(c)	there may be material tax consequences to the Optionee of an acquisition or disposition of any of the Shares. The Company gives no opinion and makes no representation with respect to the tax consequences to the Optionee under United States, state, local or foreign tax law of the undersigned’s acquisition or disposition of such securities. In particular, no determination has been made whether the Company will be a “passive foreign investment company” within the meaning of Section 1297 of the United States Internal Revenue Code of 1986, as amended; and

(d)	if the undersigned has marked Box 5(c) above, the Company may rely on the registration exemption in Rule 701 under the U.S. Securities Act and a state registration exemption, but only if such exemptions are available; in the event such exemptions are determined by the Company to be unavailable, the undersigned may be required to provide additional evidence of an available exemption, including, without limitation, the legal opinion contemplated by Box 5(d).

8.             If the undersigned Optionee has marked Box 5(b) above, the undersigned represents and warrants to the Company that:

(a)	the Optionee has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Shares, and the undersigned is able to bear the economic risk of loss of his or her entire investment;

(b)	the Company has provided to the undersigned the opportunity to ask questions and receive answers concerning the terms and conditions of the offering, and the undersigned has had access to such information concerning the Company as he or she has considered necessary or appropriate in connection with his or her investment decision to acquire the Shares;

(c)	the undersigned is: (i) purchasing the Shares for his or her own account or for the account of one or more U.S. Accredited Investors with respect to which the undersigned is exercising sole investment discretion, and not on behalf of any other person; and (ii) is purchasing the Shares for investment purposes only and not with a view to resale, distribution or other disposition in violation of United States federal or state securities laws; and

(d)	the undersigned has not exercised the Option as a result of any form of general solicitation or general advertising, including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or on the Internet, or broadcast over radio, television or other form of telecommunications or the Internet, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising.

9.              If the undersigned has indicated that the undersigned is a U.S. Accredited Investor by marking Box 5(b) above, or if the undersigned has marked Box 7(c) above on the basis that the exercise of the Option is subject to the registration exemption in Rule 701 under the U.S. Securities Act and an available state registration exemption, the undersigned also acknowledges and agrees that:

(a)	the Shares have not been and will not be registered under the U.S. Securities Act or the securities laws of any state of the United States, and the Shares will be issued as “restricted securities” (as such term is defined in Rule 144(a)(3) under the U.S. Securities Act) and may not be offered, sold, pledged, or otherwise transferred, directly or indirectly, without prior registration under the U.S. Securities Act and applicable state securities laws absent an exemption from such registration requirements; and

(b)	the certificate(s) representing the Shares will be endorsed with a U.S. restrictive legend substantially in the form set forth in the Option Certificate until such time as it is no longer required under the applicable requirements of the U.S. Securities Act or applicable state securities laws.

10             The undersigned Optionee hereby represents, warrants, acknowledges and agrees that the certificate(s) representing the Shares may be subject to and legended with a four month hold period commencing on the date the Options were granted pursuant to the rules of the Exchange and applicable securities laws.

DATED the ________ day of ____________________, __________.

Signature of Optionee

U.S. ACCREDITED INVESTOR STATUS CERTIFICATE

In connection with the exercise of an option to purchase common shares of LexaGene Holdings Inc. (the “Company”) by the Optionee, the Optionee hereby represents and warrants to the Company that the Optionee satisfies one or more of the following categories of Accredited Investor (please initial each category that applies):

______	(1)	Any director or executive officer of the Company; or

______	(2)	A natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of purchase of the Shares contemplated by the accompanying Exercise Notice, exceeds US$1,000,000 (for the purposes of calculating net worth: (i) the person’s primary residence shall not be included as an asset; (ii) indebtedness that is secured by the person’s primary residence, up to the estimated fair market value of the primary residence at the time of the purchase of the Shares, shall not be included as a liability (except that if the amount of such indebtedness outstanding at the time execution of the accompanying Exercise Notice exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability); and (iii) indebtedness that is secured by the person’s primary residence in excess of the estimated fair market value of the primary residence shall be included as a liability); or

______	(3)	A natural person who had an individual income in excess of US$200,000 in each of the two most recent years or joint income with that person’s spouse in excess of US$300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year; or

______	(4)	An organization described in Section 501(c)(3) of the United States Internal Revenue Code, a corporation, a Massachusetts or similar business trust, or a partnership, not formed for the specific purpose of acquiring the Shares, with total assets in excess of US$5,000,000; or

______	(5)	An entity in which all of the equity owners meet the requirements of at least one of the above categories (if this alternative is checked, you must identify each equity owner and provide statements signed by each demonstrating how each qualifies as an Accredited Investor).

APPENDIX “II”
LEXAGENE HOLDINGS INC.

STOCK OPTION PLAN

FORM OF DECLARATION FOR REMOVAL OF LEGEND

TO:	LexaGene Holdings Inc. (the “Company”)

AND TO:         Registrar and transfer agent for the common shares of the Company

The undersigned (a) acknowledges that the sale of ____________________________________ (the “Securities”) of the Company, represented by certificate number _________________________________, to which this declaration relates is being made in reliance on Rule 904 of Regulation S (“Regulation S”) under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), and (b) certifies that (1) the undersigned is not (A) an “affiliate” of the Company (as that term is defined in Rule 405 under the U.S. Securities Act), (B) a “distributor” as defined in Regulation S or (C) an affiliate of a distributor; (2) the offer of such securities was not made to a person in the United States and either (A) at the time the buy order was originated, the buyer was outside the United States, or the seller and any person acting on its behalf reasonably believed that the buyer was outside the United States, or (B) the transaction was executed on or through the facilities of the Toronto Stock Exchange, the TSX Venture Exchange, the Canadian Securities Exchange or another “designated offshore securities market”, and neither the seller nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the United States; (3) neither the seller nor any affiliate of the seller nor any person acting on any of their behalf has engaged or will engage in any “directed selling efforts” in the United States in connection with the offer and sale of such securities; (4) the sale is bona fide and not for the purpose of “washing off” the resale restrictions imposed because the securities are “restricted securities” (as such term is defined in Rule 144(a)(3) under the U. S. Securities Act); (5) the seller does not intend to replace the securities sold in reliance on Rule 904 of Regulation S with fungible unrestricted securities; and (6) the contemplated sale is not a transaction, or part of a series of transactions, which, although in technical compliance with Regulation S, is part of a plan or scheme to evade the registration provisions of the U. S. Securities Act. Terms used herein have the meanings given to them by Regulation S.

Dated _______________ 20__.

X
Signature of individual (if Seller is an individual)

X
Authorized signatory (if Seller is not an individual)

Name of Seller (please print)

Name of authorized signatory (please print)

Official capacity of authorized signatory (please print)

Affirmation by Seller's Broker-Dealer
(Required for sales pursuant to Section (b)(2)(B) above)

We have read the foregoing representations of our customer, _________________________ (the “Seller”) dated _______________________, with regard to the sale, for such Seller's account, of _________________ common shares (the “Securities”) of the Company represented by certificate number ______________. We have executed sales of the Securities pursuant to Rule 904 of Regulation S under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), on behalf of the Seller. In that connection, we hereby represent to you as follows:

(1)	no offer to sell Securities was made to a person in the United States;

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(2)	the sale of the Securities was executed in, on or through the facilities of the Toronto Stock Exchange, the TSX Venture Exchange, the Canadian Securities Exchange or another designated offshore securities market (as defined in Rule 902(b) of Regulation S under the U.S. Securities Act), and, to the best of our knowledge, the sale was not pre-arranged with a buyer in the United States;

(3)	no “directed selling efforts” were made in the United States by the undersigned, any affiliate of the undersigned, or any person acting on behalf of the undersigned; and

(4)	we have done no more than execute the order or orders to sell the Securities as agent for the Seller and will receive no more than the usual and customary broker’s commission that would be received by a person executing such transaction as agent.

For purposes of these representations: “affiliate” means a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the undersigned; “directed selling efforts” means any activity undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the Securities (including, but not be limited to, the solicitation of offers to purchase the Securities from persons in the United States); and “United States” means the United States of America, its territories or possessions, any State of the United States, and the District of Columbia.

Legal counsel to the Company shall be entitled to rely upon the representations, warranties and covenants contained herein to the same extent as if this affirmation had been addressed to them.

Dated:                             20___.

Name of Firm

By:
Authorized Officer

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